UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 10, 2023

QSAM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41337	20-1602779
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

9442 Capital of Texas Hwy N, Plaza 1, Suite 500	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(512) 343-4558

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Update to Shareholders

On January 10, 2023, QSAM Biosciences, Inc. issued a press release including a letter to stockholders providing an update of the fiscal year 2022 and setting out 2023 milestones.

A copy of the press release is attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release of QSAM Biosciences, Inc. dated January 10, 2023 including a letter to Stockholders.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2023	QSAM Biosciences, Inc.

	By:	/s/ Douglas Baum
Douglas Baum
Chief Executive Officer